UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

March 28, 2006

1st CENTENNIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California	000-29105	91-1995265
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

218 East State Street, Redlands, California 92373

(Address of Principal Executive Offices) (Zip Code)

(909) 798-3611

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information in this report (including Exhibit 99.1) is being furnished pursuant to item 1.01. and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

On March 28, 2006, 1st Centennial Bank, the Company’s wholly-owned banking subsidiary, entered into an agreement with each of its 4 executive officers and an additional 14 officers to provide such officers with a death benefit of $50,000 each in connection with their participation in a Bank-Owned Life Insurance Program. The death benefit is payable for as long as the officer is employed by the Bank and is at no cost to the officer.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibit 99.1 Form of Agreement between 1st Centennial Bank and Officers with respect to Death Benefit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 2, 2006	1st CENTENNIAL BANCORP

	By:	/s/ Beth Sanders
Beth Sanders,
Executive Vice President
Chief Financial Officer
(Principal Accounting Officer, and officer
authorized to sign on behalf of registrant)

EXHIBIT INDEX

Exhibit No.	Description	Page
Exhibit 99.1	Form of Agreement between 1st Centennial Bank and Officers with respect to Death Benefit.	5